June 7, 2018

DBX ETF TRUST

Xtrackers USD High Yield Corporate Bond ETF

Xtrackers Low Beta High Yield Bond ETF

Xtrackers High Beta High Yield Bond ETF

Xtrackers Short Duration High Yield Bond ETF

Xtrackers High Yield Corporate Bond – Interest Rate Hedged ETF

Xtrackers Investment Grade Bond – Interest Rate Hedged ETF

Xtrackers Emerging Markets Bond – Interest Rate Hedged ETF

Xtrackers Barclays International Corporate Bond Hedged ETF

Xtrackers Barclays International Treasury Bond Hedged ETF

(each, a “Fund” and collectively, the “Funds”)

Supplement to the Currently Effective Prospectuses of the Funds

Effective immediately, the “Fund Details – Additional Information About the Funds’ Investment Strategies, Underlying Indexes and Risks” section of each Prospectus will be revised to include the following with respect to the Funds:

Each Fund may use futures contracts to a limited extent in seeking performance that corresponds to the Underlying Index.

In addition, effective immediately, with respect to each Fund, the following will be added to the “Additional Risks of Investing in the Funds” section of each Prospectus:

Derivatives risk. Derivatives are financial instruments, such as futures and swaps, whose values are based on the value of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. For example, derivatives involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying indicator. Derivative transactions can create investment leverage, may be highly volatile and a Fund could lose more than the amount it invests. Many derivative transactions are entered into “over-the-counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of a Fund’s counterparty to perform its obligations under the transaction. If a counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor (e.g., the Fund may not receive the net amount of payments that it is contractually entitled to receive). A liquid secondary market may not always exist for a Fund’s derivative positions at any time.

Futures. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

Please retain this supplement for future reference.